PRUDENTIAL'S GIBRALTAR FUND, INC.
                        Supplement, Dated August 16, 2000
                                       To
                          Prospectus, Dated May 1, 2000

     At a recent meeting of the Board of Directors (the "Board") of Prudential's Gibraltar Fund (the "Fund"), the Board endorsed a proposal made by Prudential Investments management to transfer responsibility for the equity management of various Prudential mutual funds, including the Fund, from The Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"). PIC and Jennison are both affiliated companies of The Prudential Insurance Company of America ("Prudential"). This change is part of a reorganization of the equity asset management business within Prudential. In addition, the Fund will undergo a change regarding its portfolio manager. Michael A. Del Balso will assume responsibility as the Fund's new portfolio manager. Mr. Del Balso is a Director and Executive Vice President of Jennison, and has been part of the Jennison team since 1972. He is also a member of the New York Society of Security Analysts.